Bank of America 2Q19 Financial Results July 17, 2019

2Q19 Financial Results Summary Income Statement 2Q19 2Q18 % Inc / (Dec) ($B, except per share data) Total revenue, net of interest expense $23.1 $22.5 2 % Noninterest expense 13.3 13.2 0 Provision for credit losses 0.9 0.8 4 Pretax income 9.0 8.5 5 Income tax expense 1.6 1.7 (6) Net income $7.3 $6.8 8 Diluted earnings per share $0.74 $0.63 17 Average diluted common shares (in millions) 9,560 10,309 (7) Return Metrics and Efficiency Return on average assets 1.23% 1.17% 6 bps Return on average common shareholders' equity 11.6 10.8 82 1 Return on average tangible common shareholders' equity 16.2 15.2 104 Efficiency ratio 57 59 (117) Note: Amounts may not total due to rounding. 1 Represents a non-GAAP financial measure. For important presentation information, see slide 28. 2

2Q19 Highlights (Comparisons are to 2Q18) Earnings Returns and Efficiency • Diluted earnings per share of $0.74, up 17% • Return on average assets of 1.23% improved 6 bps • Record net income of $7.3B, up 8% • Return on average common shareholders’ equity of 11.62% increased 87 bps • Operating leverage of >200 bps – Total revenue up 2% to $23.1B • Return on average tangible common shareholders’ equity of 16.24% improved 109 bps 1 – Noninterest expense stable at $13.3B • Efficiency ratio of 57% improved 117 bps • Strong asset quality • Average diluted common shares down 7% to 9.6B Client Balances Capital and Liquidity • Average loans and leases in business segments grew 4% • $171B of Common Equity Tier 1 Capital (CET1) and CET1 ratio of 11.7% 3 – Consumer and commercial each up 4% • $552B of average Global Liquidity Sources 4 • Average deposits increased $75B, or 6% • Plan to return $37B of capital to common shareholders over • GWIM total client balances of $2.9T, up 5% next four quarters – Assets Under Management (AUM) of $1.2T included $24B ‒ 20% increase in quarterly dividend of AUM flows since 2Q18 ‒ More than $30B in gross share repurchases • Consumer investment assets of $220B increased 15% 2 • Book value per share increased 10% to $26.41 – $24B of client flows since 2Q18 1 Represents a non-GAAP financial measure. For important presentation information, see slide 28. 2 Consumer investment assets include client brokerage assets, certain deposit sweep balances and assets under management in Consumer Banking. 3 Regulatory capital ratios at June 30, 2019 are preliminary. The Company reports regulatory capital ratios under both the Standardized and Advanced approaches. The approach that yields the lower ratio is used to assess capital adequacy, which for CET1 is the Standardized approach for 2Q19. 3 4 See note A on slide 25 for definition of Global Liquidity Sources.

Record First Half Net Income Diluted Earnings per Share Net Income ($B) $1.6 +22% $1.45 $18 +17% CAGR $14.7 $1.25 CAGR $13.7 $1.2 $12 $0.89 $10.4 $8.5 $0.8 $0.66 $0.71 $7.9 +16% +7% $6 $0.4 $0.0 $0 1H15 1H16 1H17 1H18 1H19 1H15 1H16 1H17 1H18 1H19 Average Diluted Shares Outstanding (B) Operating Leverage 1 and Efficiency Ratio (4%) 22% 12 CAGR 11.3 11.1 10.9 11 10.4 7% 10 9.7 5% 5% 9 70% 66% 3% (7%) 62% 8 59% 57% 7 1H15 1H16 1H17 1H18 1H19 1H15 1H16 1H17 1H18 1H19 Operating Leverage Efficiency Ratio 1 Operating leverage calculated as the year-over-year percentage change in revenue, net of interest expense, less the percentage change in noninterest expense. 4

Delivered Positive Operating Leverage for 18 Consecutive Quarters Operating Leverage Trend 1 +22% +21% +29% +3% +8% +3% +5% +6% +8% +6% +4% +8% 2 +5% +4% +7% +7% 2 +4% +2% 7% 7% 7% 6% 4% 4% 3% 2% 2% 1% 1% 1% 1% 0% (1%) (0%) (2%) (1%) (1%) (1%) (1%) (1%) (2%) (2%) (2%) (3%) (3%) (4%) (5%) (5%) (4%) (7%) (25%) (10%) (29%) (31%) 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 YoY revenue growth (decline) YoY expense growth (decline) Operating leverage Note: Amounts may not total due to rounding. 1 Operating leverage calculated as the year-over-year percentage change in revenue, net of interest expense, less the percentage change in noninterest expense. 2 Operating leverage calculated after adjusting 4Q17 revenue for the impact of the Tax Cuts and Jobs Act (Tax Act) is a non-GAAP financial measure. Reported revenue growth and operating leverage were 11% and 12% for 4Q18, and 2% and 3% for 4Q17. Reported revenue was $22.7B, $20.4B and $20.0B for 4Q18, 4Q17 and 4Q16, respectively. Excluding a 5 $0.9B noninterest income charge from enactment of the Tax Act, 4Q17 revenue was $21.4B. For important presentation information, see slide 28.

Consumer Banking Digital Usage Trends [1]

Active Digital Banking Users (MM)


7.6MM Erica users
YoY
+4%
+10%
40
30
20
10
0
32.2
34.0
35.7
37.3
20.2
22.9
25.3
27.8
2Q16
2Q17
2Q18
2Q19
Digital banking users
Mobile banking users

Total Payments ($B)


YoY
$786
+7%
+1%
+12%
$800
$600
$400
$200
$0
$637
$678
$738
338
344
351
354
299
335
387
432
2Q16
2Q17
2Q18
2Q19
Digital
Non-Digital

Person-to-Person Payments (Zelle) [4]


Zelle
8.0MM users
75
50
25
0
$50
$40
$30
$20
$10
$0
8.3
14.5
35.2
69.0
$3
$5
$10
$18
2Q16
2Q17
2Q18
2Q19
Transactions (MM)
Volume ($B)

Mobile Channel Usage [2, 3]


YoY
+8%
+27%
1,600
1,200
800
400
0
800
600
400
200
0
942
1,061
1,379
1,493
289
371
460
583
2Q16
2Q17
2Q18
2Q19
Mobile Channel Usage (MM)
Digital Appointments (000's)

Digital Deposit Transactions


100%
80%
60%
40%
20%
0%
31%
28%
24%
22%
69%
72%
76%
78%
2Q16
2Q17
2Q18
2Q19
Digital (Mobile/ATM)
Financial Center

Digital % of Total Sales


30%
25%
20%
15%
10%
5%
0%
18%
22%
24%
25%
67%
61%
54%
50%
33%
39%
46%
50%
2Q16
2Q17
2Q18
2Q19
Mobile
Desktop

[1] Digital users represent mobile and/or online users.
[2] Mobile channel usage represents the total number of mobile banking sessions.
[3] Digital appointments represent the number of client-scheduled appointments made via online, smartphone or tablet.
[4] Includes Bank of America person-to-person payments sent and received through e-mail or mobile identification. Zelle users represent 90-day active users.

6

Global Banking Digital Update

CashPro® Digital Banking Platform

Leveraging same underlying technology as the retail bank to enable Anywhere, Anytime Execution

CashPro® Online Users
across commercial, corporate and business banking clients [1]
497K

CashPro® Mobile app logins
+165%[1]
(YoY, last 12 months)

CashPro® Mobile Payment Approvals
$123B[1]
up 103% YoY
(last 12 months)

CashPro® Assistant
Utilizing AI, Predictive Analytics and APIs to make it easier for clients to analyze info

Investing in Digital Technology to Develop Integrated Solutions for Our Clients

Making Business Easier

Invoice Matching
Deduction Management

Intelligent Receivables
Bringing AI to Receivables with award-winning solution

Document Exchange

E-signature

Digitized KYC Refreshes
Faster, easier with CashPro® Assistant

Solving Client Pain Points

Faster, Cheaper, More Secure

Automatically monitors fraud

Internal Sales Tools

Mobile Wallet
For Commercial Card

Mobile Token
For Apple Watch

Leveraging Data and Insights

Anytime, Anywhere

CashPro® Mobile
Expanding access and capabilities

CashPro® API
Direct API connectivity for expanded and real-time access and insights

1 Access
2 Connect
3 Integrate

Improving Connectivity and Access

[1] As of 2Q19.

7

Balance Sheet, Liquidity and Capital

(EOP basis unless noted)

Balance Sheet ($B)	2Q19	1Q19	2Q18
Total assets	$2,395.9	$2,377.2	$2,291.7
Total loans and leases	963.8	945.6	935.8
Total loans and leases in business segments [1]	920.5	900.0	874.6
Total debt securities	446.1	440.7	438.3
Funding & Liquidity ($B)			
Total deposits	$1,375.1	$1,379.3	$1,309.7
Long-term debt	238.0	233.9	226.7
Global Liquidity Sources (average) [2]	552	546	512
Equity ($B)			
Common shareholders' equity	$246.7	$244.7	$241.0
Common equity ratio	10.3 %	10.3 %	10.5 %
Tangible common shareholders' equity [3]	$176.8	$174.8	$170.9
Tangible common equity ratio [3]	7.6 %	7.6 %	7.7 %
Per Share Data			
Book value per common share	$26.41	$25.57	$24.07
Tangible book value per common share [3]	18.92	18.26	17.07
Common shares outstanding (in billions)	9.34	9.57	10.01

Basel 3 Capital ($B) [4]	2Q19	1Q19	2Q18
Common equity tier 1 capital (CET1)	$171.5	$169.2	$164.9
Standardized approach			
Risk-weighted assets	$1,466	$1,455	$1,444
CET1 ratio	11.7 %	11.6 %	11.4 %
Advanced approaches			
Risk-weighted assets	$1,431	$1,423	$1,437
CET1 ratio	12.0 %	11.9 %	11.5 %
Supplementary leverage			
Supplementary leverage ratio (SLR)	6.8 %	6.8 %	6.7 %

[1] Excludes loans and leases in All Other.
[2] See note A on slide 25 for definition of Global Liquidity Sources.
[3] Represents a non-GAAP financial measure. For important presentation information, see slide 28.
[4] Regulatory capital metrics at June 30, 2019 are preliminary. The Company reports regulatory capital ratios under both the Standardized and Advanced approaches. The approach that yields the lower ratio is used to assess capital adequacy, which for CET1 is the Standardized approach for 2Q19.

8

Average Deposits Bank of America Ranked #1 in U.S. Deposit Market Share 1 Total Corporation ($B) Consumer Banking ($B) YoY YoY $1,500 $1,375 $1,257 $1,301 +6% $800 $707 +3% $1,213 $653 $688 $596 399 (7%) $600 203 437 428 178 192 $1,000 432 163 +6% $400 162 174 133 150 $500 976 +12% 781 820 873 $200 300 324 333 330 (1%) $0 $0 2Q16 2Q17 2Q18 2Q19 2Q16 2Q17 2Q18 2Q19 Interest-bearing Noninterest-bearing Money market, Savings, CD/IRA Interest checking Noninterest-bearing GWIM ($B) Global Banking ($B) $400 $300 YoY $363 YoY $255 $254 +7% $245 $236 $323 +12% 17 15 $299 $300 17 17 (11%) $300 $200 167 (18%) 203 $200 229 223 238 228 239 +9% $100 219 $100 196 +62% 120 70 77 $0 $0 2Q16 2Q17 2Q18 2Q19 2Q16 2Q17 2Q18 2Q19 Interest-bearing Noninterest-bearing Interest-bearing Noninterest-bearing Note: Amounts may not total due to rounding. Total corporation also includes Global Markets and All Other. 1 Based on June 30, 2018 FDIC deposit data. 9

Average Loans and Leases Total Loans and Leases ($B) Total Loans and Leases in All Other ($B) YoY $951 +2% $1,000 $900 $915 $935 $150 $112 $750 $100 10 $88 20 7 $63 $500 16 $45 $50 12 82 7 $250 65 51 38 $0 $0 2Q16 2Q17 2Q18 2Q19 2Q16 2Q17 2Q18 2Q19 Residential mortgage Home equity Other Loans and Leases in Business Segments ($B) Year-Over-Year Growth in Business Segments YoY $1,000 $872 $906 +4% 8% $788 $827 75 71 (6%) $750 70 70 6% 355 373 +5% 5% 334 345 5% $500 4% 7% 4% 161 166 +3% 6% 141 151 $250 2% 5% 4% 3% 4% 243 262 281 296 +6% $0 0% 2Q16 2Q17 2Q18 2Q19 2Q17 2Q18 2Q19 Consumer Banking GWIM Global Banking Global Markets Consumer loans Commercial loans Total in business segments Note: Amounts may not total due to rounding. 10

Net Interest Income

Net Interest Income (FTE, $B) [1]



$15
$10
$5
$0
$12.0
$12.2
$12.7
$12.5
$12.3
$11.8
$12.1
$12.5
$12.4
$12.2
2Q18
3Q18
4Q18
1Q19
2Q19
Net interest income (GAAP)
FTE adjustment

Net Interest Yield (FTE) [1]



3.5%
3.0%
2.5%
2.0%
2.94%
2.95%
3.03%
3.03%
2.98%
2.41%
2.45%
2.52%
2.51%
2.44%
2Q18
3Q18
4Q18
1Q19
2Q19
Reported net interest yield
Net interest yield excl. GM

- Net interest income of $12.2B ($12.3B FTE [1])
  - Increased $0.4B from 2Q18, or 3%, reflecting the benefits from higher short-term interest rates, as well as loan and deposit growth
  - Decreased $0.2B from 1Q19
    - Reflected lower short-term rates (impacting variable-rate assets and improving long-term debt costs), higher bond premium amortization expense driven by lower long-term rates and higher funding costs in Global Markets
    - Partially offset by one additional interest accrual day
- Net interest yield of 2.44% increased 3 bps from 2Q18 and decreased 7 bps from 1Q19 [1]
  - Excluding Global Markets, the net interest yield was 2.98%, up 4 bps from 2Q18 [1]
- Asset sensitivity position increased, primarily driven by lower long-term rates

Notes: FTE stands for fully taxable-equivalent basis. GM stands for Global Markets.
[1] Represent non-GAAP financial measures. Net interest yield adjusted to exclude Global Markets NII of $811MM, $953MM, $935MM, $933MM and $968MM, and average earning assets of $474B, $472B, $458B, $459B and $490B for 2Q19, 1Q19, 4Q18, 3Q18 and 2Q18, respectively. The Company believes the presentation of net interest yield excluding Global Markets provides investors with transparency of NII and net interest yield in core banking activities. For important presentation information, see slide 28.

11

Expense and Efficiency Total Noninterest Expense ($B) • Noninterest expense of $13.3B increased modestly vs. 2Q18 $15 $13.2 $13.0 $13.1 $13.2 $13.3 – Reflects investments across the franchise, including higher marketing expense $10 5.3 5.3 5.3 5.0 5.3 – Partially offset by efficiency savings through operational excellence work, lower FDIC costs and lower amortization of intangibles $5 7.9 7.7 7.7 8.2 8.0 • Noninterest expense increased modestly from 1Q19, as higher initiative spend and marketing expense were partially offset by $0 the absence of seasonally elevated payroll tax costs 2Q18 3Q18 4Q18 1Q19 2Q19 – 2Q19 reflected increase in minimum wage to $17/hour; Compensation and benefits Other announced plans to move to $20/hour in 2021 • Efficiency ratio improved to 57% in 2Q19 vs. 2Q18 Efficiency Ratio 65% 60% 59% 55% 57% 58% 57% 57% 50% 2Q18 3Q18 4Q18 1Q19 2Q19 Note: Amounts may not total due to rounding. 12

Asset Quality


Net Charge-offs ($MM) [1]
2Q19 included $118MM of recoveries from sales of previously charged-off non-core home equity loans
$1,200
$800
$400
$0
1.0%
0.5%
0.0%
$996
$932
$924
$991
$887
0.43%
0.40%
0.39%
0.43%
0.38%
2Q18
3Q18
4Q18
1Q19
2Q19
Net charge-offs
Net charge-off ratio


Provision for Credit Losses ($MM)
$1,200
$800
$400
$0
$827
$716
$905
$1,013
$857
2Q18
3Q18
4Q18
1Q19
2Q19

- Total net charge-offs of $0.9B decreased $104MM from 1Q19
  - Consumer net charge-offs of $0.7B decreased $0.1B from 1Q19, driven primarily by recoveries of previously charged-off home equity loans that were sold in 2Q19
  - Commercial net charge-offs of $0.2B increased modestly from 1Q19
- Net charge-off ratio of 38 bps decreased 5 bps from 1Q19
  - Loan sales positively impacted net charge-off ratio by 5 bps
- Provision expense of $0.9B decreased $0.2B from 1Q19
  - 2Q19 included a small reserve release of $30MM, compared to $22MM reserve build in 1Q19
- Allowance for loan and lease losses of $9.5B represented 1.00% of total loans and leases [1]
- Nonperforming loans (NPLs) of $4.2B decreased $0.7B from 1Q19, driven by loan sales and other improvements in Consumer and Commercial
  - 46% of consumer NPLs are contractually current
- Commercial reservable criticized utilized exposure of $11.8B was stable from 1Q19 and reservable criticized ratio remains near historic lows

[1] Excludes loans measured at fair value.

13

Asset Quality – Consumer and Commercial Portfolios

Consumer Net Charge-offs ($MM)



$900
$700
$500
$300
$100
($100)
$830
$776
$804
$835
$691
0.74%
0.69%
0.71%
0.77%
0.62%
2.0%
1.5%
1.0%
0.5%
0.0%
2Q18
3Q18
4Q18
1Q19
2Q19
Credit card
Other
Consumer NCO ratio

Consumer Metrics ($MM)	2Q19	1Q19	2Q18
Provision	$640	$830	$757
Nonperforming loans and leases	3,027	3,578	4,639
% of loans and leases [1]	0.67 %	0.81 %	1.03 %
Consumer 30+ days performing past due	$5,699	$6,030	$7,233
Fully-insured [2]	2,155	2,390	3,454
Non fully-insured	3,544	3,640	3,779
Allowance for loans and leases	4,689	4,756	5,140
% of loans and leases [1]	1.04 %	1.08 %	1.15 %
# times annualized NCOs	1.69 x	1.40 x	1.54 x

Commercial Net Charge-offs ($MM)



$200
$150
$100
$50
$0
$166
$156
$120
$156
$196
0.14%
0.13%
0.10%
0.13%
0.16%
0.3%
0.2%
0.1%
0.0%
2Q18
3Q18
4Q18
1Q19
2Q19
C&I
Small business and other
Commercial NCO ratio

Commercial Metrics ($MM)	2Q19	1Q19	2Q18
Provision	$217	$183	$70
Reservable criticized utilized exposure	11,834	11,821	12,357
Nonperforming loans and leases	1,160	1,272	1,258
% of loans and leases [1]	0.23 %	0.26 %	0.26 %
Allowance for loans and leases	$4,838	$4,821	$4,910
% of loans and leases [1]	0.95 %	0.97 %	1.02 %

[1] Excludes loans measured at fair value.
[2] Fully-insured loans are FHA-insured loans and other loans individually insured under long-term standby agreements.

14

Consumer Banking

Summary Income Statement ($MM)	2Q19	Inc / (Dec) 1Q19	Inc / (Dec) 2Q18
Total revenue, net of interest expense	$9,717	$85	$484
Provision for credit losses	947	(27)	3
Noninterest expense	4,407	51	40
Pretax income	4,363	61	441
Income tax expense	1,069	15	69
Net income	$3,294	$46	$372

Key Indicators ($B)	2Q19	1Q19	2Q18
Average deposits	$707.0	$696.9	$687.8
Rate paid on deposits	0.10 %	0.09 %	0.05 %
Cost of deposits [1]	1.52	1.55	1.56
Average loans and leases	$296.4	$292.3	$280.7
Net charge-off ratio	1.24 %	1.28 %	1.28 %
Consumer investment assets [2]	$219.7	$210.9	$191.5
Active mobile banking users (MM)	27.8	27.1	25.3
% Consumer sales through digital channels	25 %	27 %	24 %
Number of financial centers	4,349	4,353	4,433
Combined credit / debit purchase volumes [3]	$154.3	$141.2	$147.5
Total consumer credit card risk-adjusted margin [3]	7.93 %	8.03 %	7.96 %
Return on average allocated capital	36	36	32
Allocated capital	$37	$37	$37
Efficiency ratio	45 %	45 %	47 %

- Net income of $3.3B increased 13% from 2Q18; ROAAC of 36%
  - 4% operating leverage and steady credit costs drove results
- Revenue of $9.7B increased $0.5B, or 5%, from 2Q18, driven primarily by NII due to growth in deposits and loans as well as higher short-term interest rates
- Provision was stable compared to 2Q18
- Noninterest expense increased 1% from 2Q18, driven by investments for business growth, including marketing, and higher compensation and benefits expense, largely offset by improved productivity and lower FDIC expense
  - Efficiency ratio improved 194 bps to 45%
  - Continued investment in financial center builds/renovations, sales professionals, digital capabilities, minimum wage and Shared Success programs
  - Digital usage increased for sales, service and appointments
- Average deposits of $707B grew $19B, or 3%, from 2Q18
  - 53% of deposits in checking accounts; 92% primary accounts [4]
  - Average cost of deposits of 1.52% [1]; rate paid of 10 bps
- Average loans and leases of $296B increased $16B, or 6%, from 2Q18, driven by growth in residential mortgages and small business
- Consumer investment assets of $220B grew $28B, or 15%, from 2Q18, driven by strong client flows and market performance
  - $24B of client flows since 2Q18
  - Client accounts of 2.7MM, up 7%
- Combined credit / debit card spend increased 5% from 2Q18
- 5.7MM clients enrolled in Preferred Rewards; 99% retention

Note: ROAAC stands for return on average allocated capital.
[1] Cost of deposits calculated as annualized noninterest expense as a percentage of total average deposits within the Deposits subsegment.
[2] Consumer investment assets include client brokerage assets, certain deposit sweep balances and assets under management in Consumer Banking.
[3] Includes U.S. consumer credit card portfolios in Consumer Banking and GWIM.
[4] Represents the percentage of consumer checking accounts that are estimated to be the customer's primary account based on multiple relationship factors (e.g., linked to their direct deposit).

15

Consumer Banking Trends

Business Leadership [1]

- #1 Consumer Deposit Market Share [A]
- #1 Small Business Lender [B]
- Named North America's Best Digital Bank [C]
- 2019 J.D. Power Certified Mobile App
- 2019 J.D. Power Certified Website
- #1 Online Banking and Mobile Banking Functionality [D]
- #1 U.S. Checking Account Digital Sales Functionality [E]
- 4-Star Rating by Barron's 2019 Best Online Brokers
- #1 Home Equity Originator [F]
- #1 in Prime Auto Credit distribution of new originations among peers [G]
- #1 Customer Satisfaction for Retail Banking Advice [H]

Total Revenue ($B)



$12
$9
$6
$3
$0
$9.2
$9.4
$10.0
$9.6
$9.7
2.6
2.6
2.9
2.5
2.6
6.6
6.8
7.1
7.1
7.1
2Q18
3Q18
4Q18
1Q19
2Q19
Net interest income
Noninterest income

Total Expense ($B) and Efficiency



$5
$4
$3
$2
$1
$0
$4.4
$4.3
$4.4
$4.4
$4.4
47%
46%
45%
45%
45%
50%
45%
40%
2Q18
3Q18
4Q18
1Q19
2Q19
Noninterest expense
Efficiency ratio

Average Deposits ($B)



$800
$700
$600
$500
$400
$300
$200
$100
$0
$688
$688
$687
$697
$707
352
354
357
365
374
0.05%
0.06%
0.07%
0.09%
0.10%
0.20%
0.15%
0.10%
0.05%
0.00%
2Q18
3Q18
4Q18
1Q19
2Q19
Other
Checking
Rate paid (%)

Average Loans and Leases ($B)



$300
$200
$100
$0
$281
$285
$290
$292
$296
19
19
20
20
20
38
37
37
36
35
51
50
50
50
51
90
92
93
92
91
81
86
90
94
100
2Q18
3Q18
4Q18
1Q19
2Q19
Residential mortgage
Vehicle lending
Small business / other
Consumer credit card
Home equity

Consumer Investment Assets (EOP, $B) [2]



$250
$200
$150
$100
$50
$0
$191
$204
$186
$211
$220
2Q18
3Q18
4Q18
1Q19
2Q19

Note: Amounts may not total due to rounding.
[1] See slide 26 for business leadership sources.
[2] Consumer investment assets include client brokerage assets, certain deposit sweep balances and assets under management in Consumer Banking.

16

Global Wealth & Investment Management

Summary Income Statement ($MM)	2Q19	Inc / (Dec) 1Q19	Inc / (Dec) 2Q18
Total revenue, net of interest expense	$4,900	$80	$158
Provision for credit losses	21	16	9
Noninterest expense	3,458	30	31
Pretax income	1,421	34	118
Income tax expense	348	8	16
Net income	$1,073	$26	$102

Key Indicators ($B)	2Q19	1Q19	2Q18
Average deposits	$253.9	$261.8	$236.2
Average loans and leases	166.3	164.4	160.8
Net charge-off ratio	0.03 %	0.03 %	0.04 %
AUM flows [1]	$5.3	$5.9	$10.4
Pretax margin	29 %	29 %	27 %
Return on average allocated capital	30	29	27
Allocated capital	$14.5	$14.5	$14.5

- Net income of $1.1B increased 11% from 2Q18; ROAAC of 30%
  - Record pretax margin of 29%
- Revenue of $4.9B increased 3% from 2Q18
  - Net interest income improved due to higher interest rates as well as growth in deposits and loans
  - Asset management fees increased 2% driven by the impact of positive AUM flows and higher market valuations
- Noninterest expense increased 1% from 2Q18, as investments for business growth, including marketing, and higher revenue-related incentives were mostly offset by lower amortization of intangibles and FDIC expense
- Client balances of $2.9T, up 5% from 2Q18, driven by higher market valuations and positive net flows
  - AUM flows of $5B in 2Q19 [1]
  - Average deposits of $254B increased 7% from 2Q18; included $8B impact due to money market fund conversion last year
    - Decreased 3% from 1Q19 driven by tax seasonality
  - Average loans and leases of $166B increased $5B, or 3%, from 2Q18, driven by residential mortgage and custom lending
- 1H19 net new Merrill Lynch households increased 45% and Private Bank increased 49% vs. 1H18
- 1H19 Merrill Lynch asset flows as a result of internal referrals are up 17% vs. 1H18
- Merrill Lynch mobile channel usage increased 39% from 2Q18

[1] Starting in 2Q19, AUM flows include managed deposits in investment accounts. Historical periods have been revised.

17

Global Wealth & Investment Management Trends

Business Leadership [1]

- #1 U.S. wealth management market position across client assets, deposits and loans [I]
- #1 in personal trust assets under management [J]
- #1 in Barron's U.S. high net worth client assets (2018)
- #1 in Barron's Top 1,200 ranked Financial Advisors (2019)
- #1 in Forbes' Top Next Generation Advisors (2018) and Best-in-State Wealth Advisors (2019)
- #1 in Financial Times Top 401K Retirement Plan Advisers (2018)
- #1 in Barron's Top 100 Women Advisors (2019)

Average Deposits ($B)



$300
$200
$100
$0
$236
$238
$247
$262
$254
2Q18
3Q18
4Q18
1Q19
2Q19

Average Loans and Leases ($B)



$200
$150
$100
$50
$0
$161 $162 $164 $164 $166
39 40 41 42 43
41 41 40 39 39
77 79 80 80 82
2Q18
3Q18
4Q18
1Q19
2Q19
Consumer real estate
Custom lending
Securities-based lending
Credit card / Other

Total Revenue ($B)



$6
$4
$2
$0
$4.7 $4.8 $5.0 $4.8 $4.9
0.7 0.7 0.9 0.7 0.8
2.5 2.5 2.5 2.4 2.5
1.5 1.5 1.6 1.7 1.6
2Q18
3Q18
4Q18
1Q19
2Q19
Net interest income
Asset management fees
Brokerage / Other

Client Balances (EOP, $B) [2,3]



$3,000
$2,000
$1,000
$0
$2,754 $2,841 $2,621 $2,837 $2,899
165 165 168 167 172
234 240 269 261 252
1,139 1,183 1,072 1,170 1,204
1,254 1,292 1,163 1,282 1,314
2Q18
3Q18
4Q18
1Q19
2Q19
Brokerage / Other
AUM
Deposits
Loans and leases

Note: Amounts may not total due to rounding.
[1] See slide 26 for business leadership sources.
[2] Loans and leases include margin receivables which are classified in customer and other receivables on the Consolidated Balance Sheet.
[3] Managed deposits in investment accounts of $44B, $43B, $51B, $38B and $37B for 2Q19, 1Q19, 4Q18, 3Q18 and 2Q18, respectively, are included in both AUM and Deposits. Total client balances only include these balances once. Historical periods have been revised.

18

Global Banking

Summary Income Statement ($MM)	2Q19	Inc/(Dec) 1Q19	Inc/(Dec) 2Q18
Total revenue, net of interest expense [1]	$4,975	($180)	($39)
Provision (benefit) for credit losses	125	14	148
Noninterest expense	2,212	(54)	27
Pretax income	2,638	(140)	(214)
Income tax expense	712	(38)	(29)
Net income	$1,926	($102)	($185)

Selected Revenue Items ($MM)	2Q19	1Q19	2Q18
Total Corporation IB fees (excl. self-led) [1]	$1,371	$1,264	$1,422
Global Banking IB fees [1]	717	709	743
Business Lending revenue	2,059	2,173	2,192
Global Transaction Services revenue	2,161	2,164	2,026

Key Indicators ($B)	2Q19	1Q19	2Q18
Average deposits	$362.6	$349.0	$323.2
Average loans and leases	372.5	370.1	355.1
Net charge-off ratio	0.14 %	0.09 %	0.10 %
Return on average allocated capital	19	20	21
Allocated capital	$41	$41	$41
Efficiency ratio	44 %	44 %	44 %

- Net income of $1.9B decreased 9% from 2Q18, largely due to the absence of prior year's energy reserve releases; ROAAC of 19%
- Revenue of $5.0B decreased 1% from 2Q18
  - Reflects the benefit of deposit and loan growth, which was more than offset by the firm's allocation of ALM activities and loan spread compression
- Total Corporation investment banking fees of $1.4B (excl. self-led) declined 4% from 2Q18 as lower debt underwriting fees were partially offset by higher equity underwriting fees
  - #1 in U.S. IPOs by both overall volume and number of deals [2]
- Provision increased $148MM from 2Q18 to $125MM, primarily driven by the absence of the prior year's energy reserve releases
- Noninterest expense increased 1% from 2Q18, due to continued investments in the business
  - Efficiency ratio remained at 44%
- Average loans and leases of $373B increased 5% from 2Q18, driven by growth across corporate and commercial clients
- Average deposit growth of $39B to $363B, or 12%, compared to 2Q18

[1] Global Banking and Global Markets share in certain deal economics from investment banking, loan origination activities and sales and trading activities.
[2] Per Dealogic as of July 1, 2019.

19

Global Banking Trends

Business Leadership [1]

- North America's Best Bank for Small to Medium-sized Enterprises [C]
- Most Innovative Investment Bank of the Year from North America [K]
- Best Transaction Bank in North America [K]
- North America's Best Bank for Financing [C]
- 2018 Quality, Share and Excellence Awards for U.S. Large Corporate Banking and Cash Management [L]
- Best Global Debt Bank [M]
- Relationships with 79% of the Global Fortune 500; 94% of the U.S. Fortune 1,000 (2018)

Average Deposits ($B)



$400
$300
$200
$100
$0
$323
$338
$360
$349
$363
37%
41%
45%
50%
54%
63%
59%
55%
50%
46%
2Q18
3Q18
4Q18
1Q19
2Q19
Noninterest-bearing
Interest-bearing

Average Loans and Leases ($B)



$400
$300
$200
$100
$0
$355
$353
$357
$370
$373
17
16
16
15
15
164
162
166
176
176
175
174
176
178
182
2Q18
3Q18
4Q18
1Q19
2Q19
Commercial
Corporate
Business Banking

Total Revenue ($B) [2]



$6
$4
$2
$0
$5.0
$4.8
$5.2
$5.2
$5.0
0.8
0.7
0.8
0.9
0.8
0.8
0.8
0.7
0.7
0.7
0.7
0.6
0.8
0.7
0.7
2.7
2.7
2.8
2.8
2.7
2Q18
3Q18
4Q18
1Q19
2Q19
Net interest income
IB fees
Service charges
All other income

Total Corporation IB Fees ($MM) [2]



$1,422
$1,204
$1,348
$1,264
$1,371
303
262
397
343
288
290
307
272
234
395
874
684
699
748
746
(45)
(49)
(20)
(61)
(58)
2Q18
3Q18
4Q18
1Q19
2Q19
Debt
Equity
Advisory 3
Self-led deals

Note: Amounts may not total due to rounding.

[1] See slide 26 for business leadership sources.

[2] Global Banking and Global Markets share in certain deal economics from investment banking, loan origination activities and sales and trading activities.

[3] Advisory includes fees on debt and equity advisory and mergers and acquisitions.

20

Global Markets

Summary Income Statement ($MM)	2Q19	Inc/(Dec) 1Q19	Inc/(Dec) 2Q18
Total revenue, net of interest expense [1]	$4,145	($36)	($106)
Net DVA	*(31)*	*59*	*148*
Total revenue (excl. net DVA) [1,2]	*4,176*	*(95)*	*(254)*
Provision for credit losses	5	28	6
Noninterest expense	2,677	(78)	(49)
Pretax income	1,463	14	(63)
Income tax expense	417	4	20
Net income	$1,046	$10	($83)
Net income (excl. net DVA) [2]	*$1,070*	*($34)*	*($195)*

Selected Revenue Items ($MM) [1]	2Q19	1Q19	2Q18
Sales and trading revenue	$3,242	$3,460	$3,451
Sales and trading revenue (excl. net DVA) [2]	3,273	3,550	3,630
FICC (excl. net DVA) [2]	2,128	2,358	2,316
Equities (excl. net DVA) [2]	1,145	1,192	1,314
Global Markets IB fees	584	537	651

Key Indicators ($B)	2Q19	1Q19	2Q18
Average total assets	$685.4	$664.1	$678.5
Average trading-related assets	496.2	474.3	473.1
Average 99% VaR ($MM) [3]	34	37	30
Average loans and leases	70.6	70.1	75.1
Return on average allocated capital	12 %	12 %	13 %
Allocated capital	$35	$35	$35
Efficiency ratio	65 %	66 %	64 %

- Net income of $1.0B decreased 7% from 2Q18; ROAAC of 12%
  - Excluding net DVA, net income of $1.1B decreased 15% [2]
- Revenue declined 2% from 2Q18; excluding net DVA, revenue decreased 6% [2]
  - Reflects lower sales and trading revenue and lower investment banking fees, partially offset by a gain on sale of an equity investment (excluded from sales and trading revenue)
- Excluding net DVA, sales and trading revenue of $3.3B decreased 10% from 2Q18 [2]
  - FICC revenue of $2.1B decreased 8% primarily due to lower client activity across most products
  - Equities revenue of $1.1B decreased 13% primarily due to weaker performance in EMEA derivatives vs. a stronger year-ago quarter
- Noninterest expense decreased 2% vs. 2Q18, driven by lower revenue-related compensation
- Average VaR remained low at $34MM in 2Q19 [3]

[1] Global Banking and Global Markets share in certain deal economics from investment banking, loan origination activities and sales and trading activities.
[2] Represents a non-GAAP financial measure; see note B on slide 25 and slide 28 for important presentation information.
[3] See note C on slide 25 for definition of VaR.

21

Global Markets Trends and Revenue Mix

Business Leadership [1]

- #1 Equity Portfolio Trading Share – North American Institutions [L]
- #1 for U.S. FICC Overall Trading Quality and #1 for U.S. FICC Overall Sales Quality [L]
- 2018 Quality Leader in Global Top-Tier Foreign Exchange Sales and Corporate FX Sales [L]
- 2018 Share Leader in U.S. Fixed Income Market Share - #1 Securitized, #2 Emerging Markets [L]
- #1 Municipal Bonds Underwriter [N]
- #2 Global Research Firm [O]
- #1 U.S. Broker for StarMine Analyst Awards [P]

2019 YTD Global Markets Revenue Mix
(excl. net DVA) [2]


65%
35%
U.S. / Canada
International

2019 YTD Total FICC S&T Revenue Mix
(excl. net DVA) [2]


62%
38%
Credit / Other
Macro 3

Total Sales & Trading Revenue (excl. net DVA) ($B) [2]


$4
$2
$0
$3.4
1.1
2.3
$3.6
1.3
2.3
$3.3
1.1
2.1
2Q17
2Q18
2Q19
FICC
Equities

Average Trading-related Assets ($B) and VaR ($MM) [4]


$500
$250
$0
$453
$473
$496
$43
$30
$34
$75
$50
$25
$0
2Q17
2Q18
2Q19
Avg. trading-related assets
Avg. VaR

Note: Amounts may not total due to rounding.
[1] See slide 26 for business leadership sources.
[2] Represents a non-GAAP financial measure. Reported sales & trading revenue was $3.2B, $3.5B and $3.2B for 2Q19, 2Q18 and 2Q17, respectively. Reported FICC sales & trading revenue was $2.1B, $2.1B and $2.1B for 2Q19, 2Q18 and 2Q17, respectively. Reported Equities sales & trading revenue was $1.1B, $1.3B and $1.1B for 2Q19, 2Q18 and 2Q17, respectively. See note B on slide 25 and slide 28 for important presentation information.
[3] Macro includes G10 FX, rates and commodities products.
[4] See note C on slide 25 for definition of VaR.

22

All Other 1 Inc/(Dec) Summary Income Statement ($MM) 2Q19 1Q19 2Q18 • Net income of $9MM compared to net loss of $349MM in 2Q18 Total revenue, net of interest expense ($504) $127 $33 – Provision benefit increased $136MM from 2Q18, driven by Provision (benefit) for credit losses (241) (187) (136) recoveries from 2Q19 sales of previously-charged off non- Noninterest expense 514 95 (5) core home equity loans Pretax income (loss) (777) 219 174 – Tax rate improved from 2Q18; total corporation tax rate was Income tax expense (benefit) (786) 162 (184) 18% Net income (loss) $9 $57 $358 1 All Other consists of asset and liability management (ALM) activities, equity investments, non-core mortgage loans and servicing activities, liquidating businesses and certain expenses not otherwise allocated to a business segment. ALM activities encompass certain residential mortgages, debt securities, and interest rate and foreign currency risk management activities. Substantially all of the results of ALM activities are allocated to our business segments. Equity investments include our merchant services joint venture, as 23 well as a portfolio of equity, real estate and other alternative investments.

Appendix

Notes A Global Liquidity Sources (GLS) include cash and high-quality, liquid, unencumbered securities, limited to U.S. government securities, U.S. agency securities, U.S. agency MBS, and a select group of non-U.S. government and supranational securities, and are readily available to meet funding requirements as they arise. It does not include Federal Reserve Discount Window or Federal Home Loan Bank borrowing capacity. Transfers of liquidity among legal entities may be subject to certain regulatory and other restrictions. B Revenue for all periods included net debit valuation adjustments (DVA) on derivatives, as well as amortization of own credit portion of purchase discount and realized DVA on structured liabilities. Net DVA gains (losses) were ($31MM), ($90MM), ($179MM) and ($159MM) for 2Q19, 1Q19, 2Q18 and 2Q17, respectively. Net DVA gains (losses) included in FICC revenue were ($30MM), ($79MM), ($184MM) and ($148MM) for 2Q19, 1Q19, 2Q18 and 2Q17, respectively. Net DVA gains (losses) included in Equities revenue were ($1MM), ($11MM), $5MM and ($11MM) for 2Q19, 1Q19, 2Q18 and 2Q17, respectively. C VaR model uses historical simulation approach based on three years of historical data and an expected shortfall methodology equivalent to a 99% confidence level. Using a 95% confidence level, average VaR was $19MM, $21MM, $17MM and $23MM for 2Q19, 1Q19, 2Q18 and 2Q17, respectively. 25

Sources A Estimated retail consumer deposits based on June 30, 2018 FDIC deposit data. B FDIC, 1Q19. C Euromoney, July 2019. D Dynatrace 2Q19 Online Banker Scorecard and 1Q19 Mobile Banker Scorecard; Javelin 2019 Online and Mobile Banking Scorecards. E Forrester 2018 Banking Sales Wave: U.S. Mobile Sites. F Inside Mortgage Finance, 1Q19. G Experian Autocount; Franchised Dealers; Largest percentage of 680+ Vantage 3.0 originations among key competitors as of April 2019. H J.D. Power, January 2019. I U.S.-based full-service wirehouse peers based on 1Q19 earnings releases. J Industry 1Q19 call reports. K The Banker, 2018. L Greenwich, 2018. M Global Finance, 2018. N Thomson Reuters, 2018. O Institutional Investor, 2018. P Refinitiv, 2019. 26

Forward-Looking Statements Bank of America Corporation (the “Company”) and its management may make certain statements that constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements can be identified by the fact that they do not relate strictly to historical or current facts. Forward-looking statements often use words such as “anticipates,” “targets,” “expects,” “hopes,” “estimates,” “intends,” “plans,” “goals,” “believes,” “continue” and other similar expressions or future or conditional verbs such as “will,” “may,” “might,” “should,” “would” and “could.” Forward-looking statements represent the Company’s current expectations, plans or forecasts of its future results, revenues, expenses, efficiency ratio, capital measures, strategy, and future business and economic conditions more generally, and other future matters. These statements are not guarantees of future results or performance and involve certain known and unknown risks, uncertainties and assumptions that are difficult to predict and are often beyond the Company’s control. Actual outcomes and results may differ materially from those expressed in, or implied by, any of these forward-looking statements. You should not place undue reliance on any forward-looking statement and should consider the following uncertainties and risks, as well as the risks and uncertainties more fully discussed under Item 1A. Risk Factors of the Company’s 2018 Annual Report on Form 10-K and in any of the Company’s subsequent Securities and Exchange Commission filings: the Company’s potential claims, damages, penalties, fines and reputational damage resulting from pending or future litigation, regulatory proceedings and enforcement actions; the possibility that the Company’s future liabilities may be in excess of its recorded liability and estimated range of possible loss for litigation, regulatory, and representations and warranties exposures; the possibility that the Company could face increased servicing, fraud, indemnity, contribution, or other claims from one or more counterparties, including trustees, purchasers of loans, underwriters, issuers, monolines, private-label and other investors, or other parties involved in securitizations; the Company’s ability to resolve representations and warranties repurchase and related claims, including claims brought by investors or trustees seeking to avoid the statute of limitations for repurchase claims; the risks related to the discontinuation of the London InterBank Offered Rate and other reference rates, including increased expenses and litigation and the effectiveness of hedging strategies; uncertainties about the financial stability and growth rates of non-U.S. jurisdictions, the risk that those jurisdictions may face difficulties servicing their sovereign debt, and related stresses on financial markets, currencies and trade, and the Company’s exposures to such risks, including direct, indirect and operational; the impact of U.S. and global interest rates, inflation, currency exchange rates, economic conditions, trade policies, including tariffs, and potential geopolitical instability; the impact of the interest rate environment on the Company’s business, financial condition and results of operations; the possibility that future credit losses may be higher than currently expected due to changes in economic assumptions, customer behavior, adverse developments with respect to U.S. or global economic conditions and other uncertainties; the Company’s ability to achieve its expense targets and expectations regarding net interest income, net charge-offs, effective tax rate, loan growth or other projections; adverse changes to the Company’s credit ratings from the major credit rating agencies; an inability to access capital markets or maintain deposits or borrowing costs; estimates of the fair value and other accounting values, subject to impairment assessments, of certain of the Company’s assets and liabilities, including the Company’s merchant services joint venture; the estimated or actual impact of changes in accounting standards or assumptions in applying those standards, including the new credit loss accounting standard; uncertainty regarding the content, timing and impact of regulatory capital and liquidity requirements; the impact of adverse changes to total loss-absorbing capacity requirements and/or global systemically important bank surcharges; the potential impact of actions of the Board of Governors of the Federal Reserve System on the Company’s capital plans; the effect of regulations, other guidance or additional information on the impact from the Tax Cuts and Jobs Act; the impact of implementation and compliance with U.S. and international laws, regulations and regulatory interpretations, including, but not limited to, recovery and resolution planning requirements, Federal Deposit Insurance Corporation assessments, the Volcker Rule, fiduciary standards and derivatives regulations; a failure in or breach of the Company’s operational or security systems or infrastructure, or those of third parties, including as a result of cyber-attacks; the impact on the Company’s business, financial condition and results of operations from the planned exit of the United Kingdom from the European Union; the impact of a federal government shutdown and uncertainty regarding the federal government’s debt limit; and other similar matters. Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update any forward-looking statement to reflect the impact of circumstances or events that arise after the date the forward-looking statement was made. 27

Important Presentation Information • The information contained herein is preliminary and based on Company data available at the time of the earnings presentation. It speaks only as of the particular date or dates included in the accompanying slides. Bank of America does not undertake an obligation to, and disclaims any duty to, update any of the information provided. • The Company may present certain key performance indicators and ratios, including year-over-year comparisons of revenue, noninterest expense and pretax income, excluding certain items (e.g., DVA) which result in non-GAAP financial measures. The Company believes the use of these non-GAAP financial measures provides additional clarity in understanding its results of operations and trends. For more information about the non-GAAP financial measures contained herein, please see the presentation of the most directly comparable financial measures calculated in accordance with GAAP and accompanying reconciliations in the earnings press release for the quarter ended June 30, 2019 and other earnings-related information available through the Bank of America Investor Relations website at: http://investor.bankofamerica.com. • The Company views net interest income and related ratios and analyses on a fully taxable-equivalent (FTE) basis, which when presented on a consolidated basis are non-GAAP financial measures. The Company believes managing the business with net interest income on an FTE basis provides investors with a more accurate picture of the interest margin for comparative purposes. The Company believes that the presentation allows for comparison of amounts from both taxable and tax-exempt sources and is consistent with industry practices. The FTE adjustment was $149MM, $153MM, $155MM, $151MM and $154MM for 2Q19, 1Q19, 4Q18, 3Q18 and 2Q18, respectively. • The Company allocates capital to its business segments using a methodology that considers the effect of regulatory capital requirements in addition to internal risk-based capital models. The Company's internal risk-based capital models use a risk-adjusted methodology incorporating each segment's credit, market, interest rate, business and operational risk components. Allocated capital is reviewed periodically and refinements are made based on multiple considerations that include, but are not limited to, risk-weighted assets measured under Basel 3 Standardized and Advanced approaches, business segment exposures and risk profile, and strategic plans. 28